MARKETABLE SECURITIES (Schedule of amortized cost and fair value of available-for-sale marketable securities) (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Amortized cost
Due within one year	$ 196,587	$ 132,321
Due between one and four years	199,373	53,858
Amortized cost	395,960	186,179
Fair value
Due within one year	196,856	132,412
Due between one and four years	202,190	54,408
Fair value	$ 399,046	$ 186,820